Exhibit 99.2

The following pro forma condensed consolidated financial statements have been prepared to disclose certain specific information with regards to a real estate acquisition completed by Rodin Global Property Trust, Inc. (the “Company”). The pro forma financial statements have been compiled and presented in accordance with Article 11 of Securities and Exchange Commission (the “SEC”) Regulation SX.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company’s Form S-11 filed with the SEC on March 21, 2017 (Notice of Effectiveness filed on March 23, 2017, as amended and supplimented) and the audited financial statements for the Company contained therein and the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 30, 2018.

The accompanying unaudited pro forma condensed consolidated balance sheet presents our historical financial information as of December 31, 2017, as adjusted for the purchase of membership interests (the “Interests”) in an office building located in Fort Mill, South Carolina (the “Property”), as described below, as if this transaction had occurred on January 1, 2017.

The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2017, combines the Company’s historical operations with the effects of the purchase of the Interests, as if the transaction had occurred as of January 1, 2017.

On February 1, 2018, the Company, through its operating partnership, acquired, together with a subsidiary of the Company’s sponsor, Cantor Fitzgerald Investors, LLC (“CFI”), the Property at a contract purchase price of $40,000,000, exclusive of closing costs. The fee simple interest in the Property is held by a single purpose limited liability company (the “SPE”) of which the Company acquired 44.4% of the membership interests and CFI acquired the remaining 55.6% of the membership interests. The Property was acquired from LIC Charlotte Office Building, Inc. (the “Seller”). Seller is a third party and not affiliated with the Company or CFI.

The Property is 100% leased to Daimler Trucks North America, LLC, a subsidiary of Daimler AG. The lease is net whereby the tenant is responsible for operating expenses, real estate taxes, insurance, repairs, maintenance and capital expenditures (excluding roof, structure and certain HVAC items), in addition to base rent.

The Company funded the acquisition of the Interests with cash from its ongoing Offering (defined as the initial public offering and distribution reinvestment program, collectively, the “Offering”). The Company intends, but is not obligated, to purchase 100% of the Interests.

The unaudited pro forma condensed consolidated statements of operations have been prepared by the Company’s management based upon the Company’s historical financial statements, certain historical financial information of the Property, and certain equity method accounting entries related to the acquisition of the membership interests. These pro forma statements may not be indicative of the results that actually would have occurred if the transaction had been in effect on the dates indicated, nor do they purport to represent our future financial results. The accompanying unaudited pro forma condensed consolidated statements of operations do not contemplate certain amounts that are not readily determinable, such as additional general and administrative expenses that are probable, or interest income that would be earned on cash balances.

Rodin Global Property Trust, Inc.

Pro Forma Condensed Consolidated Balance Sheet

As of December 31, 2017

(Unaudited)

	Rodin Global Property Trust, Inc. (a)	Pro Forma 2477 Deerfield Drive Investment Income Adjustment		Pro Forma 2477 Deerfield Drive Acquisition Adjustment		Pro Forma Rodin Global Property Trust, Inc.
Assets
Investment in real estate, net of accumulated depreciation of $86,331	$6,616,869	$—		$—		$6,616,869
Investment in real estate-related assets	9,932,438	—		8,535,012	(c)	18,467,450
Intangible assets, net of accumulated amortization of $40,437	1,275,610	—		—		1,275,610
Cash and cash equivalents	7,657,025	1,172,931	(b)	(8,535,012	)(c)	294,944
Stock subscriptions receivable	250,760	—		—		250,760
Prepaid expenses and other assets	4,325	—		—		4,325
Due from related party	12,670	—		—		12,670

Total assets	$25,749,697	$1,172,931		$—		$26,922,628

Liabilities and Equity
Liabilities
Loan payable, net of deferred financing costs of $78,074	$4,421,926	$—		$—		$4,421,926
Accounts payable and accrued expenses	290,071	—		—		290,071
Accrued interest payable	10,779	—		—		10,779
Distributions payable	101,174	—		—		101,174
Due to related parties	2,050,453	—		—		2,050,453

Total liabilities	6,874,403	—		—		6,874,403

Stockholders’ equity
Controlling interest
Preferred stock, $0.01 par value per share, 50,000,000 and 0 shares authorized, and 0 issued and outstanding at December 31, 2017 and December 31, 2016, respectively	—	—		—		—
Class A common stock, $0.01 par value per share, 160,000,000 and 300,000 shares authorized, and 478,956 and 8,180 issued and outstanding at December 31, 2017 and December 31, 2016, respectively	4,790	—		—		4,790
Class T common stock, $0.01 par value per share, 200,000,000 and 0 shares authorized, and 225,652 and 0 issued and outstanding at December 31, 2017 and December 31, 2016, respectively	2,257	—		—		2,257
Class I common stock, $0.01 par value per share, 40,000,000 and 0 shares authorized, and 166,296 and 0 issued and outstanding at December 31, 2017 and December 31, 2016, respectively	1,663	—		—		1,663
Additional paid-in capital	21,136,120	—		—		21,136,120
Accumulated deficit and cumulative distributions	(2,270,536)	1,172,931	(b)	—		(1,097,605)

Total controlling interest	18,874,294	1,172,931		—		20,047,225
Non-controlling interests in subsidiaries	1,000	—		—		1,000

Total stockholders’ equity	18,875,294	1,172,931		—		20,048,225

Total liabilities and stockholders’ equity	$25,749,697	$1,172,931		$—		$26,922,628

(a)	Reflects the historical Consolidated Balance Sheet of the Company for the period indicated as presented in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 30, 2018.
(b)	Represents the pro-forma effect of income from investment in real estate-related assets received from 2477 Deerfield Drive, LLC.
(c)	Displays the pro-forma effect of the purchase of membership interests in 2477 Deerfield Drive, LLC.

The accompanying notes are an integral part of this pro forma condensed consolidated financial statement.

Rodin Global Property Trust, Inc.

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2017

(Unaudited)

	Rodin Global Property Trust, Inc. (a)	Pro Forma 2477 Deerfield Drive Investment Income Adjustment		Pro Forma Rodin Global Property Trust, Inc.
Revenues
Rental revenues	$222,675	$—		$222,675

Total revenues	222,675	—		222,675

Operating expenses:
General and administrative expenses	1,919,120	—		1,919,120
Depreciation and amortization	112,883	—		112,883
Management fees	127,508	—		127,508

Total operating expenses	2,159,511	—		2,159,511
Other income (expense):
Income from investment in real estate-related assets	77,615	1,172,931	(b)	1,250,546
Interest expense	(93,176)	—		(93,176)

Total other income (expense)	(15,561)	1,172,931		1,157,370

Net income (loss)	(1,952,397)	1,172,931		(779,466)
Net income (loss) attributable to non-controlling interest	—	—		—

Net income (loss) attributable to common stockholders	$(1,952,397)	$1,172,931		$(779,466)

Weighted average shares outstanding	230,517			230,517

Net income (loss) per common share—basic and diluted	$(8.47)			$(3.38)

(a)	Reflects the historical Consolidated Statement of Operations of the Company for the period indicated as presented in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 30, 2018.
(b)	Represents the pro-forma effect of income from investment in real estate-related assets received from 2477 Deerfield Drive, LLC.

The accompanying notes are an integral part of this pro forma condensed consolidated financial statement.

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